SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 25, 2003

ALTERNATIVE RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-23940	38-2791069
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Hart Road, Suite 300, Barrington, IL . 60010
(Address of principal executive offices) (Zip code)

(Registrant’s telephone number, including area code) (847) 381-6701

Item 5.  Other Events.

On November 25, 2003, Alternative Resources Corporation announced the appointment of Robert P. Stanojev as President and Chief Executive Officer.  George W. Watts has resigned as President and Chief Executive Officer in order to pursue other interests.

Item 7.  Financial Statements and Exhibits.

(c)                             Exhibits.

99.1                      Press Release issued on November 25, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALTERNATIVE RESOURCES CORPORATION

/s/ Steven Purcell
Steven Purcell
Date: November 25, 2003	Chief Financial Officer

Exhibit Index

Number	Description
99.1	Press release issued by Alternative Resources Corporation on November 25, 2003.